UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2024
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH(1)	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

___________________________________________________
(1)On December 11, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation that it has commenced proceedings to delist the common stock, par value $0.0001 per share, of the Company (ticker symbol: UPH) (the “Common Stock”), from the New York Stock Exchange (“NYSE”), and suspended trading in the Common Stock pending the completion of such proceedings. As a result, effective December 12, 2023, the Common Stock is trading in the over-the-counter market under the symbol “UPHL”. The Company timely filed an appeal of this determination with the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review. On January 12, 2024, the NYSE granted the Company’s request for a hearing, which is expected to take place on April 17, 2024.

Item 1.01	Entry into a Material Definitive Agreement.
Tripartite Agreement

On January 11, 2024, UpHealth, Inc. (the “Company”) entered into an agreement of resignation, appointment and acceptance, dated as of January 11, 2024 (the “Tripartite Agreement”), with Wilmington Trust, National Association (the “Resigning Trustee”), and The Bank of New York Mellon Trust Company, N.A. (the “Successor Trustee”), with respect to the indenture, dated as of June 9, 2021, by and among UpHealth and the Resigning Trustee, in its capacity as trustee thereunder, governing the Company’s 6.25% Unsecured Convertible Notes due 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Unsecured Notes Indenture”), pursuant to which the Resigning Trustee has resigned, and the Successor Trustee has been appointed its successor, in its capacities as trustee, note registrar, custodian, conversion agent and paying agent under the Unsecured Notes Indenture.

The Tripartite Agreement provides that, effective as of the date thereof, (a) the Resigning Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Unsecured Notes Indenture and all of the rights, trusts and powers as trustee, note registrar, custodian, conversion agent and paying agent under the Unsecured Notes Indenture, and (b) the Successor Trustee accepts its appointment as successor trustee, note registrar, custodian, conversion agent and paying agent under the Unsecured Notes Indenture, and accepts and shall assume the rights, powers, duties and obligations of the Resigning Trustee as trustee under the Unsecured Notes Indenture; provided, however, that the Resigning Trustee’s resignation as note registrar, custodian, conversion agent and paying agent, and the Successor Trustee’s appointment as successor in those capacities, will become effective ten business days following the date of the Tripartite Agreement.

The foregoing description of the Tripartite Agreement is qualified in its entirety by reference to the full text of the Tripartite Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 13, 2023, on December 11, 2023, the Company received written notice from the staff of NYSE Regulation (the “Staff”) that, because the Company was no longer in compliance with the continued listing standard under Section 802.01B of the NYSE Listed Company Manual requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000 (the “Market Capitalization Rule”), the Staff has commenced proceedings to delist the common stock, par value $0.0001 per share, of the Company (the “Common Stock”), from the New York Stock Exchange (the “NYSE”), and suspended trading in the Common Stock pending the completion of such proceedings. As a result, the Common Stock commenced trading in the over-the-counter market on December 12, 2023 under the trading symbol “UPHL.”

The Company on December 26, 2023 timely filed an appeal with the NYSE that the Common Stock remain listed on the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review (the “CFR”). On January 12, 2024, the NYSE granted the Company’s request for a hearing before the CFR. At the CFR hearing, which is expected to take place on April 17, 2024, the Company will submit its plan to regain, and to sustain long-term, compliance with all applicable requirements for continued listing on the NYSE, including compliance with the Market Capitalization Rule.

The delisting action by the Staff will be stayed pending the CFR hearing and the expiration of any additional extension period granted by the CFR following the hearing. The Company intends to continue to take definitive steps in an effort to evidence compliance with the Market Capitalization Rule and other NYSE continued listing requirements; however, there can be no assurance that the CFR will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with the Market Capitalization Rule and other NYSE continued listing requirements at the time of the hearing or within any extension period that may be granted by the CFR.

Item 8.01	Other Events.
The information contained in, or incorporated into, Items 1.01 and 3.01 above is incorporated herein by reference.

Closing of Thrasys Transition Agreements

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on September 19, 2023, that same day, UpHealth Holdings, Inc., a wholly-owned subsidiary of the Company (“UpHealth Holdings”), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In addition, as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on October 20, 2023, that same day, two of UpHealth Holdings’ wholly-owned subsidiaries, Thrasys, Inc. (“Thrasys”) and Behavioral Health Services, LLC (“BHS”), and each of the subsidiaries of Thrasys and BHS (such subsidiaries, collectively with UpHealth Holdings, Thrasys and BHS, being referred to individually herein and collectively as the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court. The Chapter 11 cases of the Debtors are being jointly administered under the caption In re UpHealth Holdings, Inc., Case No. 23-11476 (U.S. Bankr. D. Del.), for procedural purposes only.

Furthermore, as previously disclosed by the Company in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 21, 2023, Thrasys entered into three transition agreements, dated as of November 15, November 16 and November 17, 2023, respectively, with its customers, (i) Local Initiative Health Authority for Los Angeles County, a local public entity operating and doing business as L.A. Care Health Plan, (ii) EmpiRx Health LLC, a Delaware corporation and (iii) the County of Alameda, California, USA (each, a “Transition Agreement”), providing for, among other things, the grant to each customer of a perpetual, non-exclusive license of the applicable source code and related SyntraNetTM platform and the provision by Thrasys of certain transition services during the transition term provided under the applicable Transition Agreement, with the consummation of the transactions contemplated by each Transition Agreement subject to the entry by the Bankruptcy Court of an order authorizing and approving the Transition Agreements, which order was subsequently entered by the Bankruptcy Court.

Accordingly, on December 28, 2023, Thrasys consummated the closing of the transactions contemplated by the Transition Agreements. Following the closing, Thrasys no longer has any operations. Except as otherwise provided in the Transition Agreements, Thrasys will continue to own all intellectual property, subject to the non-exclusive licenses granted pursuant to the Transition Agreements.

Supplement to Risk Factors

As of the date of this Current Report, the Company updates and supplements the risk factors disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023, as supplemented and updated by the risk factors disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period September 30, 2023 filed with the SEC on November 21, 2023, with the following risk factor. Any of these risk factors disclosed in the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, proxy statements on Schedule 14A or herein could result in a significant or material adverse effect on the results of operations or financial condition of the Company. Additional risk factors not presently known to the Company or that it currently deems immaterial may also impair the Company’s business or results of operations. The Company may disclose changes to such risk factors or disclose additional risk factors from time to time in future filings with the SEC.

If we fail to regain compliance with the continued listing requirements of the NYSE, our Common Stock may be delisted and the price of our Common Stock and our ability to access the capital markets could be negatively impacted.

Our Common Stock is currently listed for trading on the NYSE, however, on December 11, 2023, we received written notice from the staff of NYSE Regulation stating that we were no longer in compliance with the continued listing standard under Section 802.01B of the NYSE Listed Company Manual requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000 (the “Market Capitalization Rule”), and, as a result, the staff of NYSE Regulation has commenced proceedings to delist our Common Stock and suspended trading of the Common Stock pending the completion of such proceedings. As a result, our Common Stock commenced trading in the over-the-counter market on December 12, 2023 under the trading symbol “UPHL.”

On December 26, 2023, we filed an appeal with the NYSE that the Common Stock remain listed on the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review (the “CFR”). On January 12, 2024, the NYSE granted the Company’s request for a hearing before the CFR. At the CFR hearing, which is expected to take place on April 17, 2024, the Company will submit its plan to regain, and to sustain long-term, compliance with all applicable requirements for continued listing on the NYSE, including compliance with the Market Capitalization Rule. The delisting action by the staff of NYSE Regulation will be stayed pending the CFR hearing and the expiration of any additional extension period granted by the CFR following the hearing. We intend to continue to take definitive steps in an effort to evidence compliance with the Market Capitalization Rule and other NYSE continued listing requirements; however, there can be no assurance that the CFR will grant our request for continued listing or that we will be able to evidence compliance with the Market Capitalization Rule and other NYSE continued listing requirements at the time of the hearing or within any extension period that may be granted by the CFR.

The filing of the Chapter 11 cases by the Debtors constituted an event of default under our indenture, dated as of June 9, 2021 (the “Unsecured Notes Indenture”) governing our 6.25% Convertible Senior Notes due 2026 (the “2026 Notes”), and our indenture, dated as of August 18, 2022 (the “Senior Secured Notes Indenture” and together with the Unsecured Notes Indenture, the “Indentures”) governing our Variable Rate Convertible Senior Secured Notes due 2025 (the “2025 Notes”), that accelerated our obligations under the Senior Secured Notes Indenture, and if our request for continued listing of our Common Stock is not granted by the CFR, the delisting of our Common Stock could also lead to an event of default under our Indentures that could result in the acceleration of our obligations under the Indentures, and as a result of such acceleration of our debt obligations in respect of the 2025 Notes, we believe there is substantial doubt about our ability to continue as a going concern. We have entered into the membership interests purchase agreement, dated as of November 16, 2023 (the “Purchase Agreement”), with our wholly-owned subsidiary, Cloudbreak Health, LLC (“Cloudbreak”), and Forest Buyer, LLC (“Forest Buyer”), and the transaction support agreement, dated as of November 16, 2023 (the “Transaction Support Agreement”), with Cloudbreak, Forest Buyer, and certain beneficial holders of the 2025 Notes (being the holders of at least 69% of the 2025 Notes, the “Consenting Senior Secured Noteholders”) and certain beneficial holders of the 2026 Notes (being the holders of at least 88% of the 2026 Notes, the “Consenting Unsecured Noteholders”, and together with the Consenting Senior Secured Noteholders, the “Consenting Noteholders”), pursuant to which, among other things, and subject to obtaining the approval of our stockholders, we will sell Cloudbreak to Forest Buyer and use the proceeds for payment in full of the 2026 Notes and payment in part of the 2025 Notes, and we will enter into waiver and rescission agreements (“Waiver and Rescission Agreements”) with a sufficient percentage of each of the beneficial holders of the 2025 Notes (the “2025 Noteholders”) and the beneficial holders of the 2026 Notes (the “2026 Noteholders”) necessary to waive the existing events of default under the Indentures, and with a sufficient percentage of the 2025 Noteholders to rescind the acceleration of our payment obligations in respect of the 2025 Notes, with such Waiver and Rescission Agreements providing for such waivers and rescission, as applicable. In addition, on December 28, 2023, Thrasys consummated the closing of the transactions contemplated by the Transition Agreements and ceased operations, which going forward will result in substantial reduction of administrative expenses in respect of Thrasys. If the sale of Cloudbreak and the other transactions contemplated by the Purchase Agreement and the Transaction Support Agreement are consummated, we will retain and focus solely on our profitable operations in our consolidated subsidiary, TTC Healthcare, Inc., a wholly-owned subsidiary of UpHealth Holdings (“TTC Healthcare”), that is a growing, cash-flow positive business engaged in providing behavioral health services, and which has not filed for Chapter 11 protection and is operating in the normal course of business; however, as TTC Healthcare is owned by UpHealth Holdings, which is currently in Chapter 11 bankruptcy, we will need to resolve the Chapter 11 cases in order to own TTC Healthcare without an intermediate entity that is in bankruptcy directly owning TTC Healthcare. We believe that advancement on, and completion of, the above-described transactions will result in significant positive market reaction and an increase in both the trading price of our Common Stock and our market capitalization such that we will evidence full compliance with the Market Capitalization Rule.

We must satisfy the NYSE’s continued listing requirements, including, among other things, the Market Capitalization Rule, or our Common Stock will be delisted from the NYSE, which could have a material adverse effect on our business. If our Common Stock is delisted from the NYSE, it could be more difficult to buy or sell our Common Stock or to obtain accurate quotations and the price of our Common Stock could suffer a material decline, and delisting could also impair our ability to raise capital on acceptable terms, if at all. As of December 12, 2023, our Common Stock is trading in the over-the-counter market, which is a significantly more limited market than the NYSE, and quotation on the over-the-counter market likely results in a less liquid market for existing and potential stockholders to trade our Common Stock and could further depress the trading price of our Common Stock. We can provide no assurance that our Common Stock will continue to trade on this market, that broker-dealers will continue to provide public quotes of our Common Stock on this market, or that the trading volume of our Common Stock will be sufficient to provide for an efficient trading market. Furthermore, if our Common Stock is delisted from the NYSE, it could materially reduce the liquidity of our Common Stock and result in a corresponding material reduction in the price of our Common Stock as a result of the loss of market efficiencies associated with the NYSE and the loss of federal preemption of state securities laws. In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, suppliers, customers and employees and fewer business development opportunities.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the hearing before the CFR, including its timing, the Company’s ability to demonstrate compliance with the listing requirements of the NYSE, the delisting of the Common Stock from the NYSE in the event the Company’s appeal is unsuccessful, the trading of the Company’s Common Stock in the over-the-counter market, obtaining customary stockholder approval of the sale of Cloudbreak, the closing, including its timing, of the sale of Cloudbreak, the use of proceeds of the sale, the projected operation and financial performance of the Company and its various subsidiaries, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the outcome of the CFR hearing and whether the CFR will grant the Company’s request for continued listing, whether the Company will be able to regain and sustain compliance with the continued listing standards of the NYSE or comply with the initial listing standards of another national securities exchange, the closing conditions for the sale of Cloudbreak not being satisfied, the ability of the parties to close the sale on the expected closing date or at all, the ability of the Company to service or otherwise pay its debt obligations, including to holders of the Company’s convertible notes, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the International Court of Arbitration or the Indian courts shall decide various matters that are before them or that the board of directors of Glocal Healthcare Systems Private Limited (“Glocal”) will act in compliance with its fiduciary duties to Glocal’s shareholders, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed sale of Cloudbreak, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN

THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SALE OF CLOUDBREAK AND THE PARTIES TO THE PROPOSED SALE OF CLOUDBREAK. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investors.uphealthinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed sale of Cloudbreak. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting, as filed with the SEC on Schedule 14A on December 12, 2023. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed sale of Cloudbreak that the Company will file with the SEC and furnish to the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Agreement of Resignation, Appointment and Acceptance, dated as of January 11, 2024, by and among UpHealth, Inc., Wilmington Trust, National Association, and The Bank of New York Mellon Trust Company, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2024                         UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer